UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT

TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event

reported): March 17, 2015

Build-A-Bear Workshop, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32320	43-1883836
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1954 Innerbelt Business Center Drive
St. Louis, Missouri	63114
(Address of Principal Executive Offices)	(Zip Code)

(314) 423-8000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)     On March 17, 2014, the Compensation and Development Committee (the “Committee”) of the Board of Directors of Build-A-Bear Workshop, Inc. (the “Company”) adjusted the compensation for the Company’s executive officers, including its named executive officers, other than the Chief Executive Officer.  At the recommendation of the Committee, the Board of Directors ratified and approved the Chief Executive Officer’s compensation.

These compensation adjustments included base salary adjustments for the Company’s principal executive officer, principal financial officer, and named executive officers (collectively, the “Executive Officers”), determination of the 2015 annual bonus plan, and 2015 long-term incentive compensation grants, each of which is described below.

2015 Base Salary Adjustments

The adjusted annual base salaries for the Company’s Executive Officers whose base salaries were adjusted effective March 22, 2015 are:

Name/Position	Adjusted Annual Base Salary

Sharon John, Chief Executive Officer and Chief President Bear	$675,000

Voin Todorovic, Chief Financial Officer	$321,000

Eric Fencl, Chief Administrative Officer, General Counsel and Secretary	$315,200

2015 Bonus Performance Objectives

Also on March 17, 2015, the Committee established the 2015 performance objectives for the range of cash bonuses that may be paid under the Build-A-Bear Workshop, Inc. Third Amended and Restated 2004 Stock Incentive Plan (the “Plan”) to all of the Company’s executive officers, including the Executive Officers. The Base Bonus Calculation for each of the Executive Officers for 2015 is determined by multiplying the Base Bonus Payout (set forth below) by his or her eligible base salary (which excludes items such as relocation allowances, bonuses, stock options exercised, vested restricted stock, and performance-based long-term cash program payments):

Name/Position	Base Bonus Payout

Sharon John, Chief Executive Officer and Chief President Bear	100%

Voin Todorovic, Chief Financial Officer	50%

Tina Klocke, Chief Operations Bear	70%

Eric Fencl, Chief Administrative Officer, General Counsel and Secretary	50%

The cash bonus, if any, to be paid to each respective Executive Officer will be calculated by multiplying the Base Bonus Calculation described above by the applicable Percentage of Base Bonus Calculation set forth in in column (3) below based on fiscal 2015 consolidated pretax income.

(1)	(2)	(3)
Achievement Level	Consolidated Pretax Income	Percentage of Base Bonus Calculation

Threshold	$17,700,000	50%

Target	$20,200,000	100%

Maximum	$24,000,000	200%

The Build-A-Bear Workshop, Inc. 2015 Bonus Plan (the “2015 Bonus Plan”) provides for mandatory bonus payouts only if the Company’s 2015 consolidated pretax income (after providing for any bonus expense) meets or exceeds the threshold amount. Under the 2015 Bonus Plan, consolidated pretax income results that fall between any of the achievement levels set forth in the table above will be interpolated between the applicable achievement levels in accordance with the methodology set forth in the 2015 Bonus Plan, in the sole discretion of the Committee. This discretion includes the ability to reduce the otherwise applicable Percentage of Base Bonus Calculation for each achievement level, but the Committee may not use its discretion to increase the amount of compensation payable above the maximum Percentage of Base Bonus Calculation for each achievement level.

2015 Long-Term Incentive Program Awards

Time-Based Restricted Stock, Time-Based Non-Qualified Stock Options, and Performance-Based Restricted Stock

On March 17, 2015, the Committee granted its executive officers, including the Executive Officers, time-based restricted stock awards, time-based non-qualified stock options, and performance-based restricted stock awards under the Plan. Utilizing market data compiled by the Committee’s compensation consultant, the Committee determined the market value of the total long-term incentive award (“LTI Market Value”) for each Executive Officer. The resulting awards were then made 40% in time-based restricted stock, 30% time-based non-qualified stock options, and 30% in performance-based restricted stock, as follows:

Name	Number of Shares of Time-Based Restricted Stock	Number of Time-Based Non-Qualified Stock Options	Target Number of Shares of Performance-Based Restricted Stock

Sharon John, Chief Executive Officer and Chief President Bear	14,904	22,029	11,178

Voin Todorovic, Chief Financial Officer	3,942	5,826	2,958

Eric Fencl, Chief Administrative Officer, General Counsel and Secretary	3,366	4,974	2,523

The number of shares of time-based restricted stock awarded to each Executive Officer was derived by dividing 40% of the Executive Officer’s LTI Market Value by the closing sales price of the Company’s common stock on the New York Stock Exchange on March 17, 2015 and rounding the resulting number to the closest whole number that is divisible by three.

The number of shares subject to time-based non-qualified stock options was determined by dividing 30% of the Executive Officer’s LTI Market Value by the product of (i) the closing sales price of the Company’s common stock on the New York Stock Exchange on March 17, 2015 multiplied by (ii) the valuation factor of 0.5074, and rounding the resulting number to the closest whole number that is divisible by three. The options have an exercise price equal to $20.80 per share, which was the closing sales price of the Company’s common stock on the New York Stock Exchange on March 17, 2015.

The target number of shares of performance-based restricted stock awarded to each Executive Officer was derived by dividing 30% of the Executive Officer’s LTI Market Value by the closing sales price of the Company’s common stock on the New York Stock Exchange on March 17, 2015, and rounding the resulting number to the closest whole number that is divisible by three. The number of performance-based restricted stock shares, if any, that will be earned by each respective Executive Officer will be calculated by multiplying the target number of performance-based shares awarded to such Executive Officer set forth above by the applicable Percentage of Target Value of Performance-Based Restricted Stock Earned Calculation set forth in in column (3) below for fiscal 2015 consolidated pretax income.

Fiscal 2015 Performance-Based Restricted Stock Payout

(1)	(2)	(3)
Achievement Level	Fiscal 2015 Consolidated Pretax Income	Percentage of Target Value of Performance-Based Restricted Stock Earned Calculation

Below Threshold	Less than $17,700,000	0%

Threshold	$17,700,000	50%

Target	$20,200,000	100%

Maximum	$24,000,000	200%

Performance-based restricted stock shares will only be earned if the Company’s 2015 consolidated pretax income meets or exceeds the threshold. Consolidated pretax income results that fall between any of the achievement levels set forth in the table above will be interpolated and rounded to the nearest full share.

Upon receipt of his or her 2015 long-term incentive award, each Executive Officer entered into a Build-A-Bear Workshop, Inc. Restricted Stock & Non-Qualified Stock Option Agreement (the “Agreement”) with the Company. Each Agreement provides that each of the time-based restricted stock, the time-based non-qualified stock options, and the performance-based restricted stock that is earned vests pro-ratably over three years, beginning on March 15, 2016. Vesting is accelerated upon a change of control or, in certain circumstances, upon the holder’s death or termination of employment with the Company due to disability; subject to the terms set forth in each Agreement. Holders of time-based restricted stock are entitled to voting and dividend rights. Performance-based restricted stock is subject to reimbursement or forfeiture by the Executive Officer in the event the Company is required to prepare an accounting restatement of its financial statements due to the Company’s material noncompliance with any financial reporting requirement under securities laws.

The foregoing summary of the Agreement is qualified in its entirety by reference to such agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Three-Year Performance-Based Restricted Stock

On March 17, 2015, the Committee granted Sharon John, Chief Executive Officer, a three-year performance-based restricted stock award under the Plan. Utilizing market data compiled by the Committee’s compensation consultant, the Committee awarded Ms. John 50,000 target shares of three-year performance-based restricted stock. The number of three-year performance-based restricted stock shares, if any, that will be earned by Ms. John will be calculated by multiplying the 50,000 target shares awarded by the applicable Percentage of Target Value of Three-Year Performance-Based Restricted Stock Earned Calculation set forth in in column (3) below for cumulative consolidated pretax income for fiscal 2015 through fiscal 2017.

Fiscal 2015-2017 Performance-Based Restricted Stock Payout

(1)	(2)	(3)
Achievement Level	Cumulative Consolidated Pretax Income for Fiscal 2015, 2016 and 2017	Percentage of Target Value of Three-Year Performance-Based Restricted Stock Earned Calculation

Below Threshold	Less than $81,000,000	0%

Threshold	$81,000,000	50%

Target	$90,000,000	100%

Maximum	$107,000,000	200%

Upon receipt of her three-year performance-based restricted stock award, Ms. John entered into a Build-A-Bear Workshop, Inc. Restricted Stock Agreement (the “Three-Year Agreement”) with the Company. The Three-Year Agreement provides that the three-year performance-based restricted stock that is earned, if any, will vest on March 31, 2018. Vesting is accelerated upon a change of control or, in certain circumstances, upon the holder’s death or termination of employment with the Company due to disability. The three year performance-based restricted stock is subject to reimbursement or forfeiture by Ms. John in the event the Company is required to prepare an accounting restatement of its financial statements due to the Company’s material noncompliance with any financial reporting requirement under securities laws.

The foregoing summary of the Three-Year Agreement is qualified in its entirety by reference to such agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit

10.1	Form of Restricted Stock and Non-Qualified Stock Option Agreement under the Registrant’s Third Amended and Restated 2004 Stock Incentive Plan

10.2	Form of Restricted Stock Agreement under the Registrant’s Third Amended and Restated 2004 Stock Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUILD-A-BEAR WORKSHOP, INC.

Date: March 20, 2015	By:	/s/ Voin Todorovic
Name: Voin Todorovic
Title: Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Form of Restricted Stock and Non-Qualified Stock Option Agreement under the Registrant’s Third Amended and Restated 2004 Stock Incentive Plan

10.2	Form of Restricted Stock Agreement under the Registrant’s Third Amended and Restated 2004 Stock Incentive Plan